Exhibit 4.26

Mterpretes Jurados de Vizcaya TO ALL TO WHOM THESE PRESENTS SHALL COME, I, Rafael Aparicio Aldazabal, LLL, LLM, SWORN INTERPRETER for the Certificacion: Don Rafael Aparicio Aldazabal, interprete Jurado de Ingles, certifica English Language for the province of Biscay by appointment of the que la que antecede es una traduccion fief y completa al ingles de Ministry of Foreign Affairs, and in faithful performance of my un documento redactado en caste' la no. En Bilbao, a 17 de diciembre de 2019 competencies as such Sworn Interpreter, DO HEREBY CERTIFY that the instrument hereunto annexed is an accurate and true translation, to the best of my belief of a document in Spanish Language, whose aei Aparicio Aldazabal contents and authenticity are not assessed, and of which a copy is also interpreteJurado de Ingles Ma Diaz de Haro 21 - 48013 Bilbao Tel/fax: 94-4412621 annexed, countersigned by me. And that the said instrument, given under my hand and bearing my official seal, is duly executed as a SWORN TRANSLATION in accordance with the provisions of the Spanish Law. IN FAITH AND TESTIMONY WHEREOF, I, the said SWORN INTERPRETER, have hereunto subscribed my name and set and affixed my seal of office at Bilbao, this seventeenth day of December two thousand nineteen Rafael Aparicio Aldazabal Idoia Bengoechea Aira Interpretes Jurados de Vizcaya Rafael Aparicio Aldazabal - Idoia Bengoechea Aira •.) Under the Letterhead of MINISTRY OF INDUSTRY, COMMERCE AND TOURISM GENERAL SECRETARIAT FOR INDUSTRY AND SMALL AND MEDIUM ENTERPRISE GENERAL DIRECTORATE FOR INDUSTRY AND SMALL AND MEDIUM ENTERPRISE RESOLUTION GRANTING FINANCIAL AID FOR INDUSTRIAL COMPETITIVENESS PROMOTION AND REDEVELOPMENT Name of the entity: MIDATECH PHARMA ESPAISIA S.L. TIN: B84185008 Registered address: ZAMUDIO INDUSTRIAL AND TECHNOLOGICAL ESTATE, 800, 2 A City or Town: DERIO Province: BISCAY POST CODE: 48160 Case number: RCI-040000-2018-309 Place of activity: Derio Name of activity: Manufacturing and marketing of Q-Octreotide The General Directorate for Industry and Small and Medium Enterprise: Pursuant to the provisions of Order ICT/1100/2018, dated 18 October, establishing the terms of reference for granting financial aid for industrial investments in the framework of the public policy for industrial redevelopment and strengthening of industrial competitiveness (Spanish Official Gazette No. 254, dated 20th October 2018), the Assessment Committee, having due regard to the applications submitted to the Announcement of the Financial Aid Scheme for the year 2018, made by means of an Order dated 14 December 2018, convening applications for financial aid for industrial investments in the framework of the public policy for industrial redevelopment and strengthening of industrial competitiveness of the year 2018 (published in the BDNS (Identifier): 429285, and posted on the Spanish Official Gazette No. 306, dated 20 December 2018), and after due examination of the representations filed against the provisional resolution, has resolved to admit the Case hereinabove referred and to draft a Resolution for Granting Financial Aid. Therefore, and after having completed in due form the requisites established in Article 18 of ICT/1100/2018, dated 18 October, and the approval procedure of the Expense File, the Minister of Industry, Commerce and Tourism, RESOLVES HEREBY First. To grant the loan hereinafter specified, for carrying out the activities set forth in the application filed by the applying entity with this Aid Scheme: Eligible Budget (EUR) Loan Granted (EUR) ,979,793.00 ,553,476.00 This loan is partially collateralized by means of guarantees established with the Government Depositary: Receipt number: Amount on the Date of the Resolution (EUR): 00048 0000094 0 ,419.00 00048 0000093 0 ,839.00 00048 0000092 0 ,258.00 00048 0000091 0 ,678.00 00048 0000090 0 ,097.00 00048 0000089 0 ,485.00 00048 0000088 0 ,211.00 00048 0000087 0 ,211.00 00048 0000086 0 ,504.00 huerpretes Jurados de Vizcaya Rafael Aparicio Aldazabal - Idoia Bengoechea Aira An itemised breakdown of the eligible budget is shown in Annex 1: . The loan granted is subject to the TECHNICAL AND FINANCIAL TERMS and to the SPECIFIC TERMS that are set forth in Annex Land to the following General Terms: a) Completion of investments and expenditures. The investments and financial expenses foreseen must be completed in the term that goes from the 1st January 2018 to the date resulting after the lapse of 18 months beginning on the 31st July 2019. However, payment documents issued by the beneficiary may have a later due date, provided said date takes place within the term established for filing the supporting documents (a three-month term following the end of the term for completing investments and expenditures). b) Rules applying to expenses eligible for funding. Investments and funded expenses provided for must meet the eligibility criteria set forth in Article 4 of the ICT Order ICT/1100/2018, dated 18 October. c) Accounting. Financial activities must be accounted as established in the provisions of Article 21 of the ICT Order ICT/1100/2018, dated 18 October. The accounting of the expenses incurred must comply with the technical and financial criteria detailed in Annex I of this Notice, and there shall be no cross-compensation of expenses of any heading with expenses of any other heading. The documents supporting the effective execution of the financially aided investments, as well as the reports set forth in Article 21 of the ICT Order ICT/1100/2018, dated 18 October, must be f i lled-in as established in the Instructions and forms available at the Ministry of Industry, Trade and Tourism Ayudatec web-portal: (http://wwvy.mincotur. b.esiporialay udas). ). d) Non-completion. Should the final effective cost of the investment be less than the budget eligible for funding, either by acknowledgement by the beneficiary of by resolution of the relevant monitoring body upon examination of the supporting documentation, the financial aid shall be partially refunded, in an amount proportional to the non-invested part, provided that in the opinion of said monitoring body, the purpose for granting the financial aid has been essentially achieved; in any other case, the aid shall be refunded in full, in compliance with Article 37.1b) of Act 38/2003, dated 17 November, General Act on Public Aid. In both instances, the amount to be refunded shall be increased by late payment interests, from the date on which the financial aid was paid to the date on which a refund is considered to be applicable. Non-payment of two consecutive principal repayment instalments or of interest charges for two consecutive periods shall be deemed to be an infringement of the requirements established and it shall be grounds for the aid to become immediately repayable. If the capital of the firm receiving the aid is drawn-down or if the contributions of its members are reduced during the accounting periods corresponding to the year of payment of the loan and the two immediately following ones, in a way that causes the loan so granted to be in breach of the limits established in Article 9 of Order ICT/1100/2018, dated 18 October, a refund for the excess amount of the loan granted shall be required, in order to comply with the abovementioned financial aid limits. e) Payment. Pursuant to Article 19 of Order ICT/1199/2018, dated 18 October, the payment of the financial aid shall be conditional to the managing body being fully satisfied that the beneficiary of the aid is fully compliant with the requirements laid down in Article 34 of Act 38/2003, dated 17 November, General Act on Public Aid. Interpretes Jurados de Vizcaya Rafael Aparicio Aldazabal - Idoia Bengoechea Aira e Cr Guarantees. The guarantees shall be divided in two tranches: one covering the principal amount of the loan, that shall be lifted by tranches, as the outstanding principal amount is equal or less to the amount of the guarantee; and another one covering financial interests, that shall be lifted by tranches, as the outstanding interest amount is equal or less to the amount of the guarantee. Each tranche of the guarantees shall be charged from the first instance of default of the payment of the principal or financial interest of the loan, and they shall be charged as any applicable payments are defaulted, until the guarantee for the tranche in question is fully drawn down. g) Accrual of financial interests. Interest shall accrue on loans from the date of delivery of the principal amount, i.e., from the date on Which the State Treasury transfers the amount granted to the beneficiary. Ii) Compatibility. Other sources of public funding are compatible herewith, subject to compliance with the provisions of Article 8.3 of Order ICT/2018, dated 18 October, in the understanding that they shall be immediately notified to the managing body. i) Communication and published information. Any publication and other results that may arise from the funded investments shall mention that the investments have been funded by the Ministry of Industry, Trade and Tourism, in accordance with the provisions of Article 18 of Act 38/2003, dated 17 November, General Act on Public Aid. Third.- This Resolution brings to an end the administrative stage of the procedure and it may be appealed against by means of an application for reconsideration addressed to the body that issued it, within a one-month term, beginning on the day after the notification hereof, in accordance with Articles 123 and 124 of Act 39/2015, dated 1 October, on Ordinary Administrative Proceedings of Public Administrations, or else, by means of a request for judicial review, filed within a two-month term, beginning on the day after the notification hereof, with the relevant body of the administrative judicial branch, pursuant to the provisions of Act 29/1998, dated 13 July, on the Contentious-Administrative Jurisdiction. Note: In order to apply for an internal administrative appeal for reconsideration, you must follow this link: le.minetur.gob.esles-es/procedi mientoselectronicos/Pauin Idetal le d ientos.aspx?IdProcedimiento= 1 58 The Secretary General for Industry and Small and Medium Enterprise, P.P. The Minister of Industry, Trade and Tourism (Order ICT/42/2019, dated 21 January, Spanish Official Gazette 24 January). Signed: Raul Blanco Diaz $`i.k.kee Interpretes Jurados de Vizcaya Rafael Aparicio Aldazabal - Idoia Bengoechea Aira ANNEX I TECHNICAL AND FINANCIAL CONDITIONS Breakdown of the budget eligible for funding by items eligible for funding: ELIGIBLE ELIGIBLE ITEMS LOAN BUDGET Building and Facilities ,526,534.00 ,629,134.00 Manufacturing Devices and Equipment ,45,3,259.00 ,924,342.00 TOTAL ACTIVITIES ,979,793.00 ,553,476.00 LOAN TERMS REPAYMENT TERM: 10 YEARS GRACE PERIOD 3 years INTEREST RATE: 1.647% NOTE: Financial data are expressed in EUR to two decimal places. hnerpretes Jurados de Vizcaya Rafael Aparicio Aldazabal - Idoia Bengoechea Aira Breakdown of funded items: Eligible item: Building and Facilities BREAKDOWN BUDGET FILED ELIGIBLE BUDGET WORKS TO UPGRADE FACILITIES ,924.00 ,924.00 ENCLOSURES, MANUFACTURING AREAS AND WAREHOUSES ,861,846.00 ,861,846.00 ACCESS TO GENERAL SUPPLIES ,054.00 ,054.00 FACILITIES FOR AIR COMPRESSORS ,423.00 ,423.00 FACILITIES FOR BACK-UP GENERATORS ,187.00 ,187.00 FACILITIES FOR THE UPS ,132.00 ,132.00 FACILITIES FOR THE TRANSFORMER ,423.00 ,423.00 SWITCH ,423.00 ,423.00 CONTROLLED AIR CABINETS IN C AND D DEGREES ,181.00 ,181.00 ROOM COOLING SYSTEMS ,710.00 ,710.00 ELECTRICAL AND MECHANICAL SYSTEMS FOR STEAM GENERATORS ,782.00 ,782.00 ELECTRICAL AND MECHANICAL SYSTEMS FOR AUTOCLAVE AND ,392.00 ,392.00 WATER PURIFYING SYSTEMS SUPPLYING ELECTRICITY AND ENABLING THE OPERATION OF SMOKE ,068.00 ,068.00 EXTRACTION SYSTEMS WASTE ROOMS ,989.00 ,989.00 TOTAL ,526,534.00 ,526,534.00 Eligible item: Physical equipment and devices BREAKDOWN BUDGET FILED ELIGIBLE BUDGET SKID 1: FLUID DELIVERY ,496.00 ,496.00 LIQUID AND VIAL BOTTLING AND CAPPING LINE ,845.00 ,845.00 'ENCLOSURE FOR THE BOTTLING LINE TO MAINTAIN AN "A GRADE" ,558.00 ,558.00 ENVIRONMENT HPLC /UPLC ,524.00 ,524.00 KAARL FISHER (MOISTURE ANALYZER) ,842.00 ,842.00 LC_MS MASS SPECTROMETER ,000.00 ,000.00 CO-MASSES ,132.00 ,132.00 DES ,300.00 ,300.00 FLOW CELL (SOLUTIONS) X2 ,200.00 ,200.00 RAMAN ,790.00 ,790.00 SKID 2: MICROSPHERE GENERATION ,050.00 ,050.00 CENTRIFUGAL X 2 ,378.00 ,378.00 SCALE + PRINTER ,765.00 ,765.00 MICRO INCUBATORS ,754.00 ,754.00 STABILITY CABINETS X2 ,241.00 ,241.00 LAMINAR AIR FLOW CABINET ,677.00 ,677.00 CFL SUPPORTING TABLE ,655.00 ,655.00 REFRIGERATOR X2 ,442.00 ,442.00 VISIBLE PARTICLE COUNTER ,519.00 ,519.00 VIAL INTEGRITY ,393.00 ,393.00 Interpretes Jurados de Vizcaya Rafael Aparicio Aldazabal - Idoia Bengoechea Aira BREAKDOWN - BUDGET FILED ELIGIBLE BUDGET l 1 OCLAVE FOR LABORATORY / STEAM STERILIZER ,662.00 ,662.00 SKID 3: DEWATERING SYSTEMS ,596.00 ,596.00 OSMOMETER ,938.00 ,938.00 LABORATORY THERMAL STERILIZER ,186.00 ,186.00 WEIGHTING CABINET + TABLE ,877.00 ,877.00 FILTRATION RAMP SYSTEM ,219.00 ,219.00 PUMP FOR RAMP ,219.00 ,219.00 STERITEST ,087.00 ,087.00 ENDOTOXINS ,344.00 ,344.00 AIR SAMPLERS X2 ,200.00 ,200.00 MILLIFLEX ,621.00 ,621.00 GPC ,211.00 ,211.00 SKID 4: WASHING SYSTEMS ,595.00 . 311,595.00 STERILIZATION OVEN ,018.00 ,018.00 UPLC ,900.00 ,900.00 ISOLATOR ,000.00 ,000.00 MICROBIOLOGY INCUBATORS ,000.00 ,000.00 SKID 5: CLEAN IN PLACE SYSTEM ,350.00 ,350.00 EQUIPMENT WASHING AND PREPARATION SYSTEMS ,000.00 ,000.00 PHARMACEUTICAL-GRADE STERILIZABLE FREEZE DRYER ,638.00 ,638.00 'SIP AUXILIARY UNIT TO CLEAN FIXED SYSTEMS USED IN PROCESSING ,937.00 ,937.00 POWDER FILLER FOR DISPENSING FINAL PRODUCT ,100.00 ,100.00 TOTAL ,453,259.00 ,453,259.00 Interpretes Jurados de Vizcaya Rafael Aparicio Aldazabal - Idoia Bengoechea Aira SPECIFIC TERMS AND CLARIFICATIONS REGARDING THE ELIGIBLE BUDGET The following items have been removed: "Engineering design, commissioning and validation" under "Buildings" as it is not eligible for funding in a project classified as "Creation of industrial facilities"; "BMS" as it does not specify to which asset it refers to; "Electrical equipment, pumps and materials to adapt the rooms where systems are stored", "Facilities to operate Laminar Air Flow in rooms", "Filters, filtering tubes, connectors, printing head, vessels, expendable materials, formulation reactors", and "Excel sheet validation" for lack of detail and quantification. LOAN REPAYMENT CHART Payments Annual Annual interest Annual repayment instalment .00 ,935.75 ,935.75 .00 ,935.75 ,935.75 .00 ,935.75 ,935.75 ,210.86 ,935.75 ,044,146.61 ,210.86 ,516.36 ,028,727.22 ,210.86 ,096.96 ,013,307.82 ,210.86 ,677.57 ,888.43 ,210.86 ,258.18 ,469.04 ,210.86 ,838.79 ,049.65 ,210.84 ,419.39 ,630.23 TOTALS ,553,476.00 ,550.25 ,309,026.25 Remark: Repayment deadlines shall be notified as soon as the date of the order to transfer loan funds from the State Treasury is established. Signed By: Raul Blanco Diaz, THE SECRETARY GENERAL FOR INDUSTRY AND SMALL AND MEDIUM ENTERPRISE, of the GENERAL SECRETARIAT FOR INDUSTRY AND SMALL AND MEDIUM ENTERPRISE, On: 01/08/2019 :24:01 This document may be accessed from .mincotur.i.lob.es;arce with Query and Verification Code -43035148PQ9BK7KQOGST. The original document has 7 pages. Page 1 of 7 V% Vvw.inincoitingob.es Paseo de la Castellana 160 rci(chnincotur.es Madrid cPP SECRETARIA GENERAL DE INDUSTRIA MINISTERIO DE LA PEQUERA Y MEDIANA EMPRESA t r.+ 'Z!t, DE INDUSTRIA, COMERCIO DIRECCION GENERAL DE INDUSTRIA y Y TURISMO GE LA PEQUERA Y MEDIANA EMPRESA RESOLUCION DE CONCESION DE APOYO FINANCIER° Segundo.- El prestamo concedido queda sujeto a las CONDICIONES TECNICO-ECONOMICAS REINDUSTRIALIZACION Y FOMENT° DE LA COMPETITIVIDAD INDUSTRIAL ESPECIFICAS que se detallan en el Anexo I, y a las siguientes conditions generale& Nombre de la entitled: MIDATECH PHARMA ESPANA S.L. NIF: B84185008 a) Realization de inversiones y gastos.- Las inversiones y gastos financiados previstos, deberdn realizarse Domicilio social: PARQUE TECNOLOGICO EMPRESARIAL DE ZAMUDIO, 800, 2 A en el plaza cornprendido entre el 1 de enero de 2018 y la fecha Clue resulte una vez transcurridos 18 mesas contados desde el 31 de jute de 2019. Sin embargo, los documentos de pago emitidos por el Localidad: Derlo Provincia: BIZKAIA CP: beneficiario, podren toner fecha de vencimiento posterior, siempre y cuando dicho fecha este N° Expedients: RCI-040000-2018-309 comprendida dentro del plazo concedido para presenter la documentacien justificative (los Tres mesas Municipio de la actuation: Dedo siguientes a la finalizaciOn del plaza pare realizar las inversiones y gastos). Titulo de la ectuacien. FabricaciOn y comercializacion de Q-Octreolide La DIreccidn General de Industrie y de la Pequena y Mediana Empress: b) Reglas aplicables a los conceptos de gasto financiable.-Las inversiones y gastos financiados previstos deberan cumplir las conditions establecidos en el articulo 4 de la Orden ICT/1100/2018, de 18 de En cumplimlento de lo dispuesto en la Orden ICT/1100/2018, de 18 de octubre, par la que se establecen octubre, las bases reguladoras pare la concesjOn de apoyo-financiero a la inversion industrial en el marco de la politica pitiblica de reindustrializacitin y fortalecimiento de la compelitividad industrial (BOE n° 254, de 20 c) Justificacion.- La justificacion de las actividades financieras se realizara de acuerdo con lo establecido de octubre de 2018), la Comision de Evaluacien, despues de evaluar las solicitudes presentadas a la en el articulo 21 de la Orden ICT/1100/2018, de 18 de octubre. Convocatoria de Apoyo Financiero correspondiente al ano 2018, efectuada mediante la Orden de 14 de En la justificacien de los gastos realizados deberan seguirse las conditions tecnico-econamicas diciembre de por la que se efectaa la convocatorie de concesitin de apple() financier° a la inversion detalladas en el Anexo de esta re:lifted& y no Se apficara compensation de los gastos de unas industrial en el marco de la politica pOblica de reindustdalizacitin y fortalecimiento de la competitividad partidas con otras. industrial en el ano 2018 (publicada en la BDNS (Identif.):429285. y anunciada en el BOE N° 306 con Los documentos acreditativos de que la inversion objeto del apoyo financiero ha sido efectivamente fecha de 20 de diciembre 2018), y Was examinar las alegaciones presentadas a la propuesta de resolution ejecutada y los informes senalados en el articulo 21 de la Orden ICT/1100/2018, de 18 de octubre, provisional, ha acordado estimar el expediente arriba indicado y proponer Resolution de Concesitin de deberan ser cumplimentados siguiendo las Instrucciones y modelos accesibles desde el portal Apoyo Ftnanciero. Ayudatec de la web del Ministerio de Industrie, Comercio y Turismo (http://www.mincotur.gob.es/portalayudas). Por ello, una vez realizados los tramites previstos en el articulo 18 de la ICT/1100/2018, de 18 de octubre, asi comp la autorizacion del expediente de gasto, la Ministra de Industrie, Comercio y Turismo, d) Incumplimientos.- Si el costa efectivo final de la inversion resulta inferior al presupuesto financiable, ya sea porque lo manifieste el beneticlario, a asi se considere por el organ° competente al examiner la RESUELVE documentaciOn justIfiCativa, se reintegrare parcialmente el apoyo financiero en la cantidad proportional a la pane no efectuada, siempre que a juicio de dicho 6rgano se hayan cumplido basicamente los Primero.- Conceder el prestamo que a continuation "se indica, para la realizaciOn de las actuaciones objetivos por los que se concedie el apoyo financiero, puss en case contrano, procedera el reintegro contenidas en la solicitud presentada por entidad solicitante a este convocatoriai total en aplicaciOn del articulo 37.1b) de la Ley 38/2003, de 17 de noviembre, General de Subvenciones. En ambos cases, procedera la devolution de la cantidad a reintegrar, mds los intereses de dernora, desde el memento del pago del apoyo financiero haste la fecha en que se acuerde la procedencia del Presupuesto Prestemo reintegro. Flnanciabte(E) Concadido(try .97 ,00 .551476,00 La no satisfaction de dos cuotas consecutivas amortizaciOn del principal o de los intereses debidos en dos periodos consecutivas se considerara incumplimiento de los requisitos establecidos y sere cause Este prestamor se encuentra garantizado parcialmente mediante garantlas constituidas ante la Caja de reintegro. General de Deptisitos. En caso de producirse descapitalizaciones disminuciones de aportaclones de socios de la empresa N°de Nesguardo I Import* a Techa resoluoldn(Q} heneficiana, durance los ejercicios correspondientes at ano del pago del prestamo y los dos siguientes, 00048 0000094 0 .41%0C que Kagan que el prestamo concedido incumpla los limbs establecidos en el articulo 9 de la Orden 00048 hise .63%00 con los citados limites de financiacion. ICT/1100/2018, de 18 de octubre, se exigira el reintegro del exceso de prestamo concedido pare cumplir 00048 0000092 0 .258.00 00048 0000091 0 .678,00 e) Pap: De acuerdo con el articulo 19 de la Orden ICT/1100/2018, de 18 de octubre, el pago de la cocas m oose o .097,05 ifnanciacion quedara condicionado a que exists constancia por parte del organ° gestor de que el 00048 0000089 0 .485,00 beneficiario cumple todos los requisitos senalados en et articulo 34 de la Ley 38/2003, de 17 de .00048 0000088 0 .211.00 ,,, noviembre, General de Subvenciones. 00048 0000087 0 .211,00 _ c2 f) Garantlas.- Las garantias se dividiran en dos tramos: uno que cubrira el principal del prestamo, y que se 00048 0000006 0 RAFMA.90A PARIC 10 - 11)0! A I ti OEC I I I:, „Vancelara por trams, una vez que el importe de capital pendiente de devolucion sea tg ual o inferior al importe garantizado; y otro que cubrira los intereses financieros, y que se cancelara por tramos una vez El desglose por conceptos del presupuesto financiable figura or nexo I. Inter Jura4 ;:.; qua el impute de interes financiero pendiente de devolucion sea igual o inferior al importe garantizado. : .-o Coda tramo de garantias se incautare desde el memento del primer impago del principal del prestamo 0 La pref:cnin fotocopia rr p,.,.-uluci 4.*Jocuiriento del irtIrtaemreos financiero, y se iron incautando segen impagos haslet que se agote la garantla constduida de — \ a parii (R.:i os,3: .,,.-. , . -. 4 1141:ion jurada Devencio de los intereses financieros.- Los prestamos devengarAn intereses desde la fecha de entrega www.mincotur.gob.es .7:,:Vi rci@mincolur.es I C 2019 r24i .. °e9 This is aztdiTprrof the docuriatf of ,.. MINISTLiIHDE INDU: IFul Y translated under the above refe,iik R.4.FAEL APARJCIO - IDOlA iffligGOECITP. A Sworn Translators z del principal, entendiendose coma tal la fecha en la que el Tesoro Ptirblice realize la transferencia del ANEXO I importe concedido al beneficiario. a n) Compatibilidad.- Se admite la concurrencia con cualquier otra financiacion publica, siempre que se CONDICIONES TECNICO-ECONDMICAS O cumpla con lo dispuesto en el articulo 8.3 de la Orden ICT/1100/2018, de 18 de octubre, y deberan ser . comunicadas inmediatamente al &gene instructor. Lu i) Information y publicided.- En las publicaciones y otros resurtados a los que puedan der lugar las inversions financiadas, debere mencionarse que las mismas han sido financiadas por et Ministerio de Distribution del presupuesto financiable por conceptos financiables: Industrie, Camercio y Turismo, de acuerdo con lo dispuesto en el arliculo 1a de la Ley 3812003, de 17 de noviembre, General de Subvenciones. or) CONCEPTOS FINANCIABLES PRESUPUESTORNANCIASLE PRESTAMO O Ethficaolon y sus Instalacionos .626,634,00 t .629,134,00 Tercero.- Contra la presente Rest:Auden, que pone fin n le v!s... administrative, mire interponerse Aparatcr-y Equippe de ProducciOn ,453.259,00 .824.342,00 potestativamente recurso de reposition ante el mismo organ° que la he dictado, en el plaza de un men TOTAL ACTUACIONES .979.793,00 ..553.478,00 contado a partir del die siguiente al de su nollficaciOn, de conformidad con los articulos 123 y 124 de la Ley /2015, de 1 de octubre, del Procedimiento Administrativo Com& de las Administrations PUblicas, o bien, recurso contencioso-administrativo, en el plazo de dos meses, a canter desde el die siguiente al de sunotificacion, ante el Organ compelente del orden jurisdictional contenciosc-administrativo, de conformidac CONDICIONES DEL PRESTAMO .1 con lo dispuesto en la Lev 2911998, de 13 de lull°, reouladora de la Jurisdiction Contencioso Administrative. PLAZO DE AMORTIZACION: 10 ANDS Wui 5' Note: Para interponer recurso de reposition debere acceder al siguiente enlace: TIPO DE INTERES: PERIODO DE CARENCIA: 3 ASLOS ,647% hlIptifsedo.minEtLlr.g on.esios-es/procedirnionloselectronicos/Re insetdelel rocedimienlos43naldProcedimionloo156 NOTA: Todos los dates economical. en euros y con do. decImeles. i < u El Secretario General de Industrie y de la Pequella y Mediana Empress P.D. de la Ministra de Industria, Comerclo y Iurismo (Orden ICD42/2019, de 21 de enero, BOE 24 de enero) 0 Lir o. R.AFAEL APARIC1O - IDO1A BENGOECHEA O>L : Fdo.: Rail] Blanco Dlaz Interpretes Jurados g4 La presente fotocopia reproduce el document() z a partir del cual is traducciOn jurada DIC 2019 L/This is a true copy oi :ioournent officially translated under the above reference o F's,•\F: \ Et, APARICIO IDOIA BENGOEC.1-17 , s.. oorr n " E "AS _ . 7,37 Sc • § PAgina 3 ImNISTERIO ,e Pagina 4 MINISTERIO OF INDUSTRiA, COMERCIO gi DE INDUSTRIA, COMERCIO "LIPISMO TURISMO Desglose conceptos financiados: Concepto Financiable: Edification y sus instalaciones DESOLOSE PRESUPUESTOPRESENTADO PRESUPUESTOFINANCIABLE TERMODESINFECTADOR LABORATORIO ,186.00 .166,00 DESGLOSE PRESUPUESTO PRESUPUESTO St CABINA DE PESADA + MESA .877.00 .877.00 PRESENTADO FINANCIABLE liAMPA FiLtRACIN .219,00 .219,00 OBRAS PARA ADECUAR INSTALACIoNEs 924.00 .924,00 BOMBA PARR RAMPA .219,00 .219,00 • CERAMIENTOS. ZONAS DE PRODUCCION Y ALMACENES .046,00 a01.846,00 STERITEST .087,00 - 24.087,00 ACCESO A SUMINISTROS GENERALES ..054,00 .054,00 ENDOTOXINAS .344,00 .344,00 INSTALACIONES PARA COMPRESORES DE AIRE 423,00 .423,00 IY MUESTREADORES AIRE X2 .06 ,200.49 INSTALACIONES PARA LOS GENERADORES DE APOY0 .187.00 .18700 -MILLIFLEX .00 .62109 INSTALACIONES PARA EL SAI .132,00 .132.00 z GPC .211,00 .211,00 INSTALACIONES PARA EL TRANSFORMADOR .423,00 ,2.423,00 O SKID 4: WASHING SYSTEMS ,00 .595,00 ' SWTTCH .423,00 ..423.00 .foRNOESTERILIZACIoN .018,00 ,018,00 CAMARAS DE AIRE CONTROLADO EN GRADOS C Y D .18100 .181.00 UPLC .900,00 .900.00 i SISTEMAS DEREFRIGERACION DE SALAS 710 00 .710.00 I AISLADOR • .000,00 .000.00 SISTEMAS ELECTRICOS Y MECANICIDS PARA GENERADORES DE VAPOR .782,00 .782,00 `INCUBADORAS PARA MICROBIOLOGIA .000,00 .000.00 SISTEMAS ELECTRICOS Y MECANIC0S PARA EL AUTOCLAVE V LOS SISTEMAS DE .392,00 .392,00 SKID 5: CLEAN IN PLACE SYSTEM .350,00 .350,00 PURIEICACION DE AQUA • SISTEMAS DE LAVADO Y DE PREPARACION DE EQU1POS .000,00 EXTRACCION DE HUMOS SUMINISTRAR ELECTRICIDAD Y POSIBILITAR EL FUNCIONAMIENTO DE LOS SISTEMAS DE " 90.068 00 00r LIDFILIZAjok ESTERILIZABLE DEGRADE) FARMACEUTICID .638,00 .630,00 _ SALAS OE RESIDUOS .989 00 ,00 i.r3 UNLOAD AUXILIAR CIP PARA PROPORCIONAR LIMPIEZA PARA LOS SISTEMAS FIJOS DEL .937,00 .937,00 TOTAL .526.534,00 .5213:034,00 m PROCESO dN LLENADOR DE POLVO PARA LA DISPENSACION DEL PRODUCT° FINAL .100,00 .1130,00 W TOTAL .453.259,00 .453.259,00 Concepto Financiable: Aparatos y equipos materiaies LU DESOLOSE PRESUPUESTO PRESUPUESTO PRESENTADO FINANCIABLE SKID 1: FLUID DELIVERY (ENTREGA DE FLUIDO) ..496;00 .496,00 - LINEA DE LLENADO Y LIOUIDO Y ENCAPSULADO DE VIALES .845.00 .84500 RECINTO CERRADO PARA LA LINEA DE LLENADO PARA MANTENER UN ENToHNO DE GRADS A .558,00 .558,00 HELD /UPLC .524,00 524.00 ,1---4ZAFAEL APARICIO IDOIA BENGOECHEA KAARL FISHER (ANALIZADOR DE HUMEDAD) .842.00 ,00 Interpretes Jurados ESPECTROMETRO DE MASAS LC MS .000,00 .000,00 - MASAS .132,00 ,00 La presente fotocopia reproduce el document° DES .300,00 ,00 CELDA DE FLUJO (DISOLUCIONES} X2 .200,00 .200,00 a partir del cual se rc-1; ?.6 la traduccian jurada RAMAN .790.00 .790,00 SKID 2, MICROSPHERE GENERATION .050.00 .050,00 DI C 2019 CENTRIEUGA X 2 .378.00 ,378,06 ,;?..:_iplent officially BALANZA IMPRESORA .765,00 .76500 aJ This is a true copy MICRO INCUBADORAS .754.30 .75400 LJ translated under the above reference CAMARAS DE ESTABILIDAD X2 .241.00 .241:00 c.7 CABINA DE FLUJO LAMINAR .00 .077.00 RAFAEL APARICIO - IDOL\ BENGOECIM MESA SOPORTE CFL i_65500 fi5500 < S4Flflrn Trans17stors NEVERA x.2 ,00 .442.00 ILI CONTADOR DE PARTICULAS VISIBLES ..619,00 ,00 INTEGRIDAD DE VIALES .393,00 .393,00 N m AUTOCLAVE PARA LABORATORID/ESTERILIZADOR CE. VAPOR .662,00 -rg SKID 3.bEWATERING SYSTEMS .596,00 c SmoMETRO .938,00 .936 OD Zoo m4 . ,2 P4glna MINISTERIO DE T4 DE INDUSTRIA, COMERCIO TiR8.i. N Y TURISMO m8'8 L L Oww CONDICIONES ESPECIFICAS Y ACLARACIONES AL PRESUPUESTO PINANCIABLE Se han eliminado las siguientes partidas. "Ingenieria, puesta en marcha y validaciOn" dentro de "Edificacionee por no ser tinanciable en la clasificacidin de proyecto de "CreaciOn de Eslablecimientos Industrieles", "BAAS" por no concretar de que activo se data; "Valeriales, bombas y equipos electricos para la adecuacien de las diferentes salas donde se almacenan los sistemas", "Instalaciones para el tuncionamiento del Flujo Laminar en salas", "Filtros, tubos de filtration, conectores, cabeza de impresidn, bombonas, fungibles, reactores de formulacidn" y ''Validaci6n hojas excel" por insuficiencia nivel de detalle y cuantificaciOn. CUADRO DE AMORTIZACION DEL PRESTAMO Pastas Amortization Intereses Cuota anual anual anuales ,00 .935.75 .935.75 ,00 .925,75 .935,75 .00 .935.75 .935,75 21086 .935,75 .146,61 .210,86 .36 .028.727,22 -4" .21086 .096,96 .013.30762 .210,86 .677.57 .888.43 ,86 .258,18 .469,04 .210,86 ..838,79 .049,65 .210,84 .419,39 .610,23 TOTALES .553.476,00 .550.25 .309.026,25 Nola: Las feehas Ilmitos de amorlizacion se cornonzaran cuando se determine la fecha de orden da transferencia del prastamo desde Tesoro rridoco RAFAEL APARICIO - IDOIA BENGOECHEA Interpretes Jurados La presente fotocopia reproduce el documento a par& del cual se realizo la traduccion jurada DIC 2019 This is a true copy of the document officially translated under the above reference RAFAEL APARICIO - 1DOIA BENGOECITEA Sworn Translators 0:: 7 MINISTERIO DE INDUSTREA, GC/MERCK) TURISMO